                                                                    EXHIBIT 99.1




     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the filing of the Quarterly Report on Form 10-Q for the Quarter Ended June 30, 2002 (the "Report") by EZCORP, Inc. ("Registrant"), each of the undersigned hereby certifies that:

            1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.



                                             /s/ Joseph L. Rotunda
                                             -----------------------------------
                                             Joseph L. Rotunda
                                             President, Chief Executive Officer
                                             & Director



                                             /s/ Daniel N. Tonissen
                                             -----------------------------------
                                             Daniel N. Tonissen
                                             Senior Vice President,
                                             Chief Financial Officer &
                                             Director